UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 19, 2016 (January 29, 2016)

National CineMedia, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33296	20-5665602
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

National CineMedia, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-176056	20-2632505
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

9110 E. Nichols Ave., Suite 200

Centennial, Colorado 80112-3405

(Address of principal executive offices, including zip code)

(303) 792-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 29, 2016, National CineMedia, Inc. (the “Company”) entered into a Retention Bonus Agreement (the “Retention Agreement”) with David J. Oddo, the Company’s Senior Vice President, Finance and Interim Co-Chief Financial Officer. Pursuant to the Retention Agreement, the Company agreed to pay Mr. Oddo a cash bonus of up to $50,000 (the “Retention Bonus”), conditioned on him remaining an employee of the Company during all or part of the period which began on January 19, 2016 and ended on July 19, 2016 (the “Agreement Term”). Mr. Oddo has remained in the Company’s employ through the entire Agreement Term and is, therefore, entitled to payment of the entire Retention Bonus. Mr. Oddo continues to be employed by the Company following the Agreement Term. Had the Company terminated Mr. Oddo’s employment without “cause” during the Agreement Term he would have been entitled to payment of a pro rata portion of the Retention Bonus based upon the actual amount of time he was employed during the Agreement Term. If Mr. Oddo had resigned his employment during the Agreement Term or been terminated for “cause” during the Agreement Term, then he would not have been entitled to payment of any portion of the Retention Bonus. As used in the Retention Agreement, “cause” includes (a) any willful breach of any material written policy of the Company or its affiliates that results in material and demonstrable liability or loss to the Company or affiliate, (b) engaging in conduct involving moral turpitude, (c) conviction of a felony, or (d) a material breach by Mr. Oddo of any agreement between him and the Company or any of its affiliates.

A copy of the Retention Agreement is included as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Retention Bonus Agreement dated January 29, 2016, between the Company and David J. Oddo

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of NCM, Inc. and NCM LLC has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: July 19, 2016	By:	/s/ Ralph E. Hardy
Ralph E. Hardy
Executive Vice President, General Counsel and Secretary

NATIONAL CINEMEDIA, LLC
	By:	National CineMedia, Inc., its manager

Dated: July 19, 2016	By:	/s/ Ralph E. Hardy
Ralph E. Hardy
Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

10.1	Retention Bonus Agreement dated January 29, 2016, between the Company and David J. Oddo

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